                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 31, 2004

                                Orthometrix, Inc.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-26206               06-1387931
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

106 Corporate Park Drive, Suite 102, White Plains, NY              10604
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (914) 694-2280

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS
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Item 1.01:  Entry Into a Material Definitive Agreement
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Item 3.02:  Unregistered Sales of Equity Securities
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SIGNATURES
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Item 1.01   Entry Into a Material Definitive Agreement

In December 2004, our Board of Directors authorized Orthometrix, Inc. (the
"Company") to offer to the holders of certain promissory notes issued by the
Company the right to convert such notes into shares of the Company's common stock, par value $.0005 per share (the "Common Stock"). In a letter dated
December 15, 2004, the Company offered the holders of such notes the right to convert $2,145,000 of such notes into shares of Common Stock at $0.2813 per share, which price is equal to 80% of the weighted average price of the Common
Stock during the period commencing November 15, 2004 and ending December 15,
2004. All of the promissory notes bore interest at the prime rate plus 1% and matured at various intervals through January 2006. Each of the noteholders were given the right to accept the Company's offer by returning such holder's note
(marked "cancelled") to the Company.

Holders of such notes elected to convert $1,545,000 of notes (the "Total
Conversion Amount") to Common Stock. Of the Total Conversion Amount, $1,235,000
were notes held by either officers, directors or affiliates of the Company. (Of the remaining $600,000 of outstanding notes, $455,000 are still held by officers and directors of the Company.)

Item 3.02   Unregistered Sales of Equity Securities

On January 17, 2005, the Company converted the entire principal amounts (i.e.,
$1,545,000) of the promissory notes described in Item 1.01 into 5,492,995 shares of Common Stock. Such conversion was made effective as of December 31, 2004. The issuance of the shares of Common Stock was made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. Each noteholder has represented to us that it is an "accredited investor", as defined in Regulation D.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2005

                                                  ORTHOMETRIX, INC.

                                                  By: /s/ Neil H. Koenig
                                                      --------------------------

                                                  Name:  Neil H. Koenig
                                                  Title: Chief Financial Officer
                                                         and Vice President